    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 14, 1994
                                                       REGISTRATION NO. 33-55635
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                 AMENDMENT NO.1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               ----------------

                            APOGEE ENTERPRISES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                                                       41-0919654
               MINNESOTA                            (I.R.S EMPLOYER
      (STATE OR OTHER JURISDICTION                IDENTIFICATION NO.)
   OF INCORPORATION OR ORGANIZATION)

                      7900 XERXES AVENUE SOUTH, SUITE 1800
                       MINNEAPOLIS, MINNESOTA 55431-1159
                                 (612) 835-1874
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------

                               DONALD W. GOLDFUS
                            CHIEF EXECUTIVE OFFICER
                            APOGEE ENTERPRISES, INC.
                      7900 XERXES AVENUE SOUTH, SUITE 1800
                       MINNEAPOLIS, MINNESOTA 55431-1159
                                 (612) 835-1874
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                               ----------------

                                   COPIES TO:
              LEE R. MITAU                          JOHN R. HOUSTON
            DORSEY & WHITNEY                    LINDQUIST & VENNUM PLLP
         220 SOUTH SIXTH STREET                     4200 IDS CENTER
      MINNEAPOLIS, MINNESOTA 55402            MINNEAPOLIS, MINNESOTA 55402
             (612) 340-2780                          (612) 371-3279

                               ----------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

                               ----------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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

ITEM 16. EXHIBITS

      *1     Form of Underwriting Agreement
       4.1   Specimen certificate representing the Common Stock of the Company
             (incorporated by reference to Exhibit 4A to the Company's Annual
             Report on Form 10-K for year ended February 29, 1992)
       4.2   Restated Articles of Incorporation of the Company, as amended to date
       4.3   Bylaws of the Company, as amended to date (incorporated by reference to Exhibit 3B to the Company's Annual Report on Form 10-
             K for the year ended February 29, 1992)
       4.6   Rights Agreement dated October 19, 1990 between the Company and
             American Stock Transfer Co. (incorporated by reference to the
             Company's Current Report on Form 8-A filed October 31, 1990)
       5     Opinion of Dorsey & Whitney regarding legality
      23.1   Consent of Dorsey & Whitney (included in their opinion filed as
             Exhibit 5)
     *23.2   Consent of KPMG Peat Marwick LLP
     *24     Powers of Attorney

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*Previously filed.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT NO. 1 TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF MINNEAPOLIS, STATE OF MINNESOTA, ON OCTOBER 14, 1994.

                                          Apogee Enterprises, Inc.

                                                   /s/ Donald W. Goldfus
                                          By: _________________________________
                                                     Donald W. Goldfus
                                                 Chairman of the Board and
                                                  Chief Executive Officer

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 1 TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THEIR CAPACITIES ON OCTOBER 14, 1994.

                   NAME                                        TITLE
                   ----                                        -----
           /s/ Donald W. Goldfus            Chairman and Chief Executive Officer
___________________________________________
             Donald W. Goldfus
          /s/ William G. Gardner            Secretary, Treasurer and Chief Financial
___________________________________________   Officer (principal financial and
            William G. Gardner                accounting officer)
                     *                      Director
___________________________________________
            Anthony L. Andersen
                     *                      President and Director
___________________________________________
            Gerald K. Anderson
                     *                      Director
___________________________________________
             Harry A. Hammerly
                     *                      Director
___________________________________________
             O. Walter Johnson
                     *                      Director
___________________________________________
              Jerry W. Levin
                     *                      Vice President and Director
___________________________________________
            James L. Martineau
                     *                      Director
___________________________________________
          Laurence J. Niederhofer
                     *                      Director
___________________________________________
             D. Eugene Nugent
          /s/ William G. Gardner
___________________________________________
            William G. Gardner
            * Attorney-in-fact

                                      II-2